SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

            Tennessee                                       62-0634010
            ---------                                       ----------
   (State or Other Jurisdiction                          (I.R.S. Employer
        of Incorporation)                                Identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
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                    (Address of principal executive offices)


                                 (901) 365-8880
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 1, 2007, the Company announced that Michael T. McMillan has been named to the Company's Board of Directors, effective February 5, 2007. With this appointment, Mr. McMillan has also been named as a member of the Audit, Compensation, and Corporate Governance and Nominating Committees of the Board of Directors. It was also announced that Gerald E. Thompson, R.Ph., who in August 2006 assumed the role of Executive Vice President and Chief Operating Officer of Fred's, Inc., will resign from the Board effective February 5, 2007, and continue in his managerial responsibilities with the Company. With these changes, Fred's Board will be composed of seven members, five of whom are independent directors.

         A copy of the press release announcing the foregoing changes is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)    Exhibits.
            99.1   Press Release issued by Fred's, Inc., dated February 1, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRED'S, INC.
                                        (Registrant)


Date:  February 5, 2007                 By:  /s/    Jerry A. Shore
                                             -----------------------------------
                                                    Jerry A. Shore
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
-------        -------------------------
 99.1          Copy of press release issued by Fred's, Inc. on February 1, 2007.